EXHIBIT 7

                      Employment Contracts with Registrant





                                 Rbid.com, Inc.
                          (A Development Stage Company)
                             As of December 31, 1998
                             and for the years ended
                           December 31, 1998 and 1997
                 and for the period October 4, 1988 (Inception)
                              to December 31, 1998
                              --------------------


         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of October ___, 1999, by and between RBID.com, Inc., a Florida corporation (the "Company"), and Klaus Bartak, (the "Executive").

                                R E C I T A L S:
                                ----------------

         THEREFORE, In consideration of the above recitals and of the mutual promises and conditions in this Agreement, it is agreed as follows:

         A. The Company recognizes that the Executive's contributions to the growth and success of the Company has been substantial and desires to assure itself of Executive's continued service.

         B. The Board of Directors of the Company (the "Board") has determined that it is in the best interest of the Company and its stockholders to assure that the Company will have the continued dedication of the Executive.

         C. The Executive agrees to continue to serve as an executive employee of the Company in the capacity of President of Sales and Marketing.

                                A G R E E M E N T
                                -----------------

         NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

                  1. Term of Agreement. This Agreement shall commence on the date hereof and shall expire on the second (2nd) anniversary of the Effective Date hereof; provided, further, that this Agreement may be terminated prior to such second anniversary pursuant to the terms of this Agreement. Unless the Company or Executive gives written notice to the other party at least ninety
(90) days before the expiration of this Agreement, this Agreement's Employment Period shall be extended for an additional term of one (1) year. This Agreement's Employment Period shall include any automatic extensions pursuant to the preceding sentence.

                  2.       Terms of Employment.

                           (a)  Employment.  Subject to earlier  termination  as
provided in this Agreement, the Company hereby agrees to continue the Executive in its employ as the President for the period commencing on the Effective Date and ending upon the second anniversary of the Effective Date (the "Employment Period").

                           (b) Termination.  The Employment Period will continue
until the first to occur of: (i) the second  anniversary of the Effective  Date;
(ii) Executive's death or Disability; (iii) Executive's resignation for Good Reason; (iv) termination of the Executive's employment by the Board for Cause;
(v) termination of the Executive's employment for any reason whatsoever other than Cause.

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

                           (c) Notice of  Termination.  Any  termination  by the
Company for Cause or by Executive for Good Reason shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provisions so indicated.

                           (d) Date of Termination.  "Date of Termination" shall
mean the date specified in the Notice of Termination where required or in any other case upon ceasing to perform services to the Company; provided that if, within fifteen (15) days after any Notice of Termination, one party notified the other party that a dispute exists concerning the termination, the Date of Termination shall be the date finally determined to be the Date of Termination, either by mutual written agreement of the parties or by a binding and final arbitration award.

                           (e)      Duties During Employment Period.

                           (1) During the  Employment  Period,  the  Executive's
position,   including  status,  offices,  titles  and  reporting  requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised or assigned at any time during the ninety (90)-day period immediately preceding the Effective Date.

                           (2) During the Employment  Period,  and excluding any
periods of illness or vacation to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and its Affiliates and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period, it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees as reasonably approved by the Board, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage Personal investments (not to exceed five percent [5%] of any Person), so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Executive's performance to this Company.

                           3.  Benefits Upon  Termination  of  Employment.  Upon
termination of the Employment Period for the reasons set forth below, Executive shall be entitled to the following benefits (and such benefits shall be Executive's sole remedy against the Company):

                           (a)   Expiration   of   Employment   Period,   Death,
Disability or Retirement. If the Employment Period terminates pursuant to clauses (i) or (ii) of paragraph 2(b) hereof, Executive's benefits shall be determined (as applicable) in accordance with the Company's retirement, survivor's benefits, insurance and other applicable programs and plans then in effect.

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

                           (b) Termination With Cause. If the Employment  Period
terminates pursuant to clause (iv) of 2(b) hereof, the Company shall pay Executive his or her full Base Salary through the Date of Termination at the rate in effect on the Date of Termination, plus all other amounts to which Executive is entitled under any compensation plan of the Company at the time such payments are due.

                           (c) Termination  Without Cause;  Resignation for Good
Reason. If the Employment Period terminates pursuant to clauses (iii) or (v) of paragraph 2(b) hereof, Executive shall be entitled to all of the benefits provided below:

                           (1) The Company  shall pay  Executive his or her full
Base Salary through the Date of Termination at the rate in effect at the time Notice of Termination is given.

                           (2)  For  a  ninety   (90)-day   period   after  such
termination, the Company will arrange to provide to Executive at the Company's expense with benefits under (or substantially similar to) the Company's medical plans in existence on the Date of Termination (including, if applicable, the Company's Executive Medical Program); provided further that benefits otherwise receivable by Executive pursuant to this clause (2) shall be reduced to the extent comparable benefits are actually received by Executive from any collateral source (i.e., personal insurance, other employment benefits, etc.) during such ninety (90)-day period, and any such benefits actually received by Executive shall be reported by Executive to the Company.

                           (3)  For  a  ninety   (90)-day   period   after  such
termination, the Company will arrange to provide to Executive at the Company's expense with continued benefits under the Company's group life insurance plan in existence on the Date of Termination; provided that if the Company's insurers refuse to continue to provide coverage of Executive in the group plan at rates not in excess of twice the rate paid for Executive's coverage immediately prior to the Date of Termination, then in lieu of such continued group life insurance benefits, the Company shall pay Executive, in a lump sum on the Date of Termination, an amount equal to twice the rate paid for Executive's coverage immediately prior to the Date of Termination.

                           (4) The Company and the Executive  agree that it will
be difficult if not impossible to determine the amount of Executive's damages in the event of a material breach by the Company of its obligations hereunder, including a termination of the Executive other than for Cause, because of the difficulty of quantifying the value of Executive's opportunity to earn bonuses of common stock hereunder, as well as the value that such stock would have in the future. Therefore, Executive shall be entitled to receive as liquidated damages a one-time cash payment of $1,000,000.00, less any payroll taxes which are required to be withheld from such payment, which shall be in compensation for the Base Salary, benefits, and potential for stock bonuses.

                           (d)  Mitigation.  Executive  shall not be required to
mitigate the amount of any payment provided for in this paragraph 3 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this paragraph 3 (except as expressly provided in clause (2) of paragraph 3(c) hereof) be reduced by any compensation or benefits received by Executive as the result of employment by another employer after the Date of Termination or otherwise.

                  4.       Base Salary.

         During the term of this Agreement, Company agrees to pay Executive a Base Salary of $250,000.00 per year. The Base Salary shall be payable in equal bi-weekly installments subject to all applicable withholdings and deductions. The Base Salary payable to Executive under this Agreement shall be subject to yearly increases at a rate of ten percent (10%) of the previous year's Base Salary. Notwithstanding the foregoing, the Executive shall not be entitled to any salary until such time as the Escrow under the Stock Purchase Agreement to which this Agreement is an Exhibit "F" shall have Closed, as defined by said agreement, or said agreement is terminated.

                  5.       Stock Options.

         In addition to the Base Salary provide for above, Company herewith grants to Executive a restricted stock option (the "RSO") to acquire shares of common stock of Company. The RSO shall be require Executive to pay the sum of One Dollar ($1.00) per share, which the Board of Directors of Company has determined to equal the fair market value of the common stock of Company on the date of this Agreement. The RSO is subject to substantial restrictions and risk of forfeiture as defined by Section 83 of the Internal Revenue Code of 1986, as amended. Executive shall only be able to exercise the RSO for a period of two
(2) years from the date of this Agreement. The RSO may be exercised by Executive in accordance with the following benchmarks: (i) When gross sales of Company reach $10,000,000 for any twelve (12) month period during the term of this Agreement, Executive may acquire 250,000 shares of Company's common stock; (ii) When gross sales of Company for any twelve month period during the term of this Agreement is greater than $50,000,000, but less than $100,000,000, Executive may acquire an additional 250,000 shares of Company's common stock; (iii) When gross sales for any twelve month period equals $100,000,000 or more, for any twelve month period during the term of this Agreement, Executive may acquire an additional 500,000 shares of Company's common stock. In no event shall the number of shares of Company common stock which Executive may acquire exceed One Million (1,000,000) shares. After Executive has obtained the right to acquire 1,000,000 shares of common stock of the Company, Executive shall have the right to acquire additional shares of common stock of Company. Executive shall have the right to acquire One Hundred Thousand (100,000) shares of Company common stock for each $50,000,000 in gross sales for any twelve month period during the term of this Agreement. The option price per share shall also be $1.00. To exercise the option granted Executive by Company, Executive shall serve written notice upon Company of the intent to exercise the option and shall tender payment to the Company at the time of the notice of exercise. In the event that Company shall not attain the gross receipts required in order for Executive to acquire the shares of common stock within the time periods set forth in this Agreement, the option granted Executive shall lapse, terminate and be of no further force or effect.

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

                  6.       Other Compensation

         During the term of this Agreement, Executive shall be entitled to receive all other benefits of employment generally available to other executive and managerial employees, including medical, dental, vision, and disability insurance benefits, and participation in Company's pension plan and profit-sharing plan, if any.

         Executive shall be entitled to a four (4) week paid vacation each year commencing on the date of this Agreement.

         During the term of this Agreement, Company shall furnish Executive with the total sum of $1,000.00 per month automobile and cellular telephone allowance.

         During  the  term  of  this   Agreement,   Company  shall   maintain  a
$1,000,000.00 annual term life insurance policy payable to the Executive's beneficiary designation.

                  7. Confidential Information. Executive acknowledges that the Trade Secrets obtained by him during the Employment Period and during his employment with the Company and its Affiliates prior to the Effective Date concern the business or affairs of the Company and its Affiliates. Therefore, Executive agrees that he will not disclose to any unauthorized Person or use for his own account any of such trade secrets without the Board's written consent, unless and to the extent that a Trade Secret becomes generally known to and available for use by the public other than as a result of Executive's acts or omissions to act. Executive agrees to deliver to Company at the termination of the Employment Period, or at any other time the Company may request, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company and its Affiliates which he may then possess or have under his Control. Disclosure or use by the Executive of such Trade Secrets shall not be precluded if such disclosure or use is in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof, or, if in the written opinion of counsel reasonably acceptable to the Company, is required by law or is necessary to establish rights under this Agreement. Notwithstanding the foregoing, the terms of this paragraph 7 shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."

                  8.       Inventions and Patents.

                           (a)      Executive   agrees   that  all   Inventions,
innovations or improvements of a proprietary nature in the Company's or any of its Affiliates' methods of conducting their business (including new contributions, improvements, ideas and discoveries, whether patentable or not) ("Inventions") conceived or made by him during his employment pursuant to this Agreement or prior employment with the Company belong to the Company. Executive will promptly disclose such Inventions, innovations or improvements to the Board and perform, at the sole cost and expense of the Company, all actions reasonably requested by the Board to establish and confirm such ownership by the Company. Notwithstanding the foregoing, the terms of this subparagraph 8(a) shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."

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

                           (b)      California Employee Patent Act Notification.
In accordance with ss.2872 of the California Employee Patent Act, West's Cal. Lab. Code ss.2870 et seq., Executive is hereby advised that subparagraph 8(a) does not apply to any invention, new development or method (and all copies and tangible embodiments thereof) made solely by Executive for which no equipment, facility, material, Trade Secrets or Inventions of the Company or its Affiliates was used and which was developed entirely on Executive's own time; provided, however, that subparagraph 8(a) shall apply if the invention, new development or method (i) relates to the Company's or any of its Affiliate's actual or demonstrably anticipated businesses or research and development, or (ii) results from any work performed by Executive for the Company or any of its Affiliates.

                  9.       Non-Solicitation.

                           (a)      Employees.  Executive agrees that during the
Employment Period and for one (1) year thereafter, he and all Persons under his Control will not knowingly, either directly or indirectly, for himself or for any other Persons (i) call on, solicit, or take away, or attempt to call on, solicit or take away any Person then employed by the Company and/or its Affiliates or (ii) employ any employee of the Company and/or its Affiliates who voluntarily terminates such employment until three (3) months have passed following termination of such employment. Notwithstanding the foregoing, the terms of this subparagraph 9(a) shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."

                           (b)      Customers.  Executive agrees that during the
Employment Period and for one (1) year thereafter, he and all Persons under his Control will not knowingly, directly or indirectly, for himself or for any other Person, call upon, solicit, or take away a Person who is then, or during the immediately preceding year was, a customer of the Company and/or its Affiliates, or encourage any customer to curtail its business with the Company and/or its Affiliates, or to attempt to do any of the foregoing. Notwithstanding the foregoing, the terms of this subparagraph 9(b) shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."

                           (c)      Non-Competition.   Executive   agrees   that
during his employment hereunder and for one (1) year thereafter, he and all Persons under his Control will not engage world-wide, directly or indirectly, for himself or for any other Person, in any business which competes with the business of the Company or its Affiliates as such business (including but not limited to, classifieds e-commerce, setting up and/or selling of malls, auction houses, supersites, internet service provider, or web design) exists up to (and including) the date on which this Agreement expires or is terminated.
Notwithstanding the foregoing, the terms of this subparagraph 9(c) shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."

                           (d)      Blue Pencil.  If, at the time of enforcement
of any provision of subparagraphs 9(a) or 9(b) above, a court holds that the restrictions stated therein are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances will be substantially for the stated period, scope or area.

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

                           (e)     Enforcement.  The parties  hereto  agree and
acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this paragraph 9; therefore, in the event of a breach by Executive of any of the provisions of this paragraph 9, the Company or its successors or assigns may in addition to other rights and remedies existing in its favor, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions hereof. In order to deter and punish any breach by Executive of this paragraph 9, the parties agree that in addition to any other rights and remedies that the Company may have in the event that Executive breaches paragraph 9, Executive shall pay to the Company the sum of One Million Dollars (U.S. $1,000,000.00) as a penalty.

                  10.      Successors and Assigns; Binding Agreement.

                           (a)      This  Agreement  shall not be  assignable by
the Company except pursuant to paragraph 10(b) below. This Agreement shall not be assignable by Executive during Executive's lifetime.

                           (b)      Upon a Change of Control,  the Company  will
require any successor (by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement in writing prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to terminate his employment with the Company for Good Reason.

                           (c)      This Agreement shall inure to the benefit of
and be enforceable, on the one hand, by the Company and its successors and assigns pursuant to paragraph 10(b) above and, on the other hand, by the Executive and Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee or other designee or, if there is no such designee, to Executive's estate.

                  11.  Withholding.  All payments to Executive  pursuant to this
Agreement shall be subject to all applicable federal, state and local withholding regulations determined by the Company's independent certified public accountants.

                  12. No Inconsistent Agreements. Any and all employment, severance or other similar agreements heretofore executed between the Company, on the one hand, and Executive, on the other, are hereby terminated.

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

                  13. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, sent by overnight courier (i.e., Federal Express) or mailed by first-class mail, return receipt requested, to the recipient at the address below indicated:

                           To the Company:

                                    Rbid.com, Inc.
                                    24461 Ridge Route
                                    2nd Floor
                                    Laguna Hills, California 92663

                           To Executive:

                                    Klaus Bartak
                                    c/o Terry Ickowitz, Esq.
                                    2049 Century Park East
                                    Suite 760
                                    Los Angeles, California 90067

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party. Any notices under this Agreement will be deemed to have been given when so personally delivered, one (1) day after being sent by overnight courier and five
(5) days after being mailed.

                  14. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. The parties agree that (i) the provisions of this Agreement shall be severable in the event that any of the provisions hereof are for any reason whatsoever invalid, void or otherwise unenforceable, (ii) such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable, and (iii) the remaining provisions shall remain enforceable to the fullest extent permitted by law.

                  15. Complete Agreement. This Agreement and those documents expressly referred to herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  16. Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                  17. Governing Law. All questions concerning the construction, validity and interpretation and enforcement of this Agreement will be governed by the internal law, and not the law of conflicts, of the State of California, and the exclusive jurisdiction and venue for any action arising out of or relating to this Agreement shall be the Federal and State courts in the State of California, County of Orange, and each party hereby submits itself to the jurisdiction of said courts.

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

                  18. Remedies. Except when expressly provided otherwise, each of the parties to this Agreement will be entitled to enforce his rights under this Agreement specifically, to recover damages by reason of any breach of any provisions of this Agreement and to exercise all other rights existing in his favor.

                  19. Amendments and Waivers; Third Party Beneficiaries. Any provision of this Agreement may be amended or waived only with the prior written consent of the Company and Executive. The failure of any party to insist, in any one (1) or more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.

                  20. Arbitration. Any dispute or controversy arising under or in connection with paragraph 2(d) of this Agreement shall be settled exclusively in arbitration in Orange County, California by and in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                  21.      Definitions.

                       "Affiliates" shall mean, with respect to any Person, another Person who Controls, or is Controlled by, or is under common Control with, such first Person. Notwithstanding the foregoing, an Affiliate of the Company shall be limited to Subsidiaries of the Company and to other Persons engaged in one or more of the same or any similar businesses as the Company and its Subsidiaries. Further, any Affiliate of a member of the Stockholder Group shall include such member's Family Group.

                           "Agreement" means this Employment Agreement.

                           "Base   Salary"   shall  mean   Executive's   regular
compensation before bonuses [commission] and fringe benefits.

                           "Board" means the Board of Directors of the Company.

                           "Cause" shall mean (1) the commission by Executive of
a felony, fraud, embezzlement or an act of serious moral turpitude which, in the good faith judgment of the Board, is likely to cause material harm to the customer relations, operations, business prospects or reputation of the Company or any of its Affiliates, provided that in the absence of a conviction or plea of nolo contendere, the Company will have the burden of proving the commission


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


of such act by a preponderance of the evidence, (ii) the commission of any act by Executive constituting financial dishonesty against the Company or any of its Affiliates, provided that, in the absence of a conviction or plea of nolo contendere, the Company will have the burden of proving the commission of such act by a preponderance of the evidence, (iii) the repeated failure by Executive to follow the lawful directives of the Board with respect to a matter or matters within the control of the Executive, provided that, if such breach described in clause (iii) may be cured by Executive, he will, subject to the following proviso, be given written notice (a "default notice") of such breach and will be given an opportunity to cure such breach to the reasonable satisfaction of the Board within a reasonable period of time not to exceed thirty (30) days of receipt of such written notice (time being of the essence with respect thereto), and provided, further, that Executive will only be entitled to receive one (1) such default notice during any twelve (12) month period of employment hereunder; or (iv) the willful and material breach by Executive of the provisions of paragraphs 2(d)(i), 5, 6 and 7 hereof, provided that, if such breach described in this clause (iv) may be cured by Executive, he will, subject to the following proviso, be given a "default notice" of such breach and will be given an opportunity to cure such breach to the reasonable satisfaction of the Company Board within thirty (30) days of receipt of such written notice (time being of the essence with respect hereto), and provided, further, that Executive will only be entitled to receive one (1) such default notice during each twelve (12) month period of employment hereunder.

                           "Change of Control"  means (i) any event  (including,
without   limitation,   the  sale  or   issuance  of  capital   stock,   merger,
consolidation, recapitalization, or reorganization) which results in the Stockholder Group owning (either directly or indirectly through the ownership of Holding or any other Person) securities with less than a majority of the ordinary voting power of the Company or its successors or (ii) a sale of all, or substantially all, of the consolidated assets of the Company to any Person not Controlled by the Stockholder Group.

                           "Code"  means the Internal  Revenue Code of 1986,  as
amended.

                           "Company"  shall  have the  meaning  set forth in the
preamble to this Agreement.

                           "Control"  and  all   conjugations   thereof   (e.g.,
Controlled or Controlling) means the direct or indirect power or right to Control, direct or cause the direction of the management or policies of another Person, whether through the ownership of voting securities, by contract or otherwise.

                           "Date of  Termination"  shall  have the  meaning  set
forth in paragraph 2(d) of this Agreement.

                           "Disability"   shall  mean  a   physical   or  mental
Disability which shall cause the Executive to have failed to perform a substantial portion of the services required hereunder for a period of six (6) consecutive months or for a period of twelve (12) months during any twenty-four
(24)-month period; provided that the Company shall provide Executive with its written reasons which led the Board to believe that Executive had a Disability, or if a physician selected by the Company and Executive, after examining the Executive (and Executive agrees to submit to all such reasonable examinations), shall determine that the Executive has suffered a physical or mental Disability that will more likely than not prevent him from performing the services required hereunder for a period of six (6) consecutive months or for a period of twelve
(12) months during any twenty-four (24)-month period. In the event that the Board and the Executive cannot select an examining physician within ten (10) days after the Board advises Executive in writing that it believes a Disability has occurred, a physician shall be selected by the medical director of a hospital designated by the Company which is not affiliated with the Company. The determination of any physician hereunder shall be binding and conclusive on the parties, and the Board may not require Executive to submit to an examination within six (6) months after a previous examination wherein Executive was deemed not to have a Disability.

                           "Executive"  shall have the  meaning set forth in the
preamble to this Agreement.

                           "Executive   Medical  Program"  means  the  Company's
Executive Medical Program as in existence from time to time, whereby certain executives (which may not necessarily include the Executive) are reimbursed for the uninsured portion of substantially all of their medical expenses.

                           "Good Reason" shall mean, without Executive's express
written consent, the occurrence of any one (1) or more of the following:

                                    (1)     a   reduction   by  the  Company  of
Executive's salary as in effect on the date hereof or as the same shall be increased from time to time prior to the occurrence of a Change of Control;

                                    (2)    a material  reduction by the Company
of  Executive's  protection  under  the  Company-paid  medical  (including,   if
applicable, the Company's Executive Medical Program) and group life insurance plans;

                                    (3)     the Company  requiring  Executive to
be based at a location in excess of the larger territory of twenty-five (25) miles from the location where Executive is based immediately prior to the Effective Date;

                                    (4)     any  violation  by  the  Company  of
paragraph 2(e)(1) hereof; or

                                    (5)     any  violation  of  paragraph  10(b)
hereof.

Executive shall have the right to resign for Good Reason even if Executive is then suffering from a Disability.

                           "Inventions"  shall  have the  meaning  set  forth in
paragraph 8 of this Agreement.

                           "Notice of  Termination"  shall have the  meaning set
forth in paragraph  2(d) of this  Agreement.

                           "Person"  shall  mean and  include an  individual,  a
partnership, a joint venture, a corporation, a trust, an unincorporated organization and a governmental entity or any department or agency thereof.

                           "Subsidiary"  shall mean any Person which the Company
has the direct or indirect right to control, direct or cause direction of management and policies of, whether through the ownership of voting securities, by contrast or otherwise.

                           "Trade  Secrets"  means  any   information,   method,
program or compilation of information which is used in the Company's or any Affiliate's business and which is confidential and proprietary, including, but not limited to, all lists of past, present or prospective customers or suppliers of the Company and its Affiliates.

                  22. Interpretation. Unless clearly expressed to the contrary, the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same from time to time may be amended or supplemented and not any particular paragraph, subparagraph or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                                     "Company"


                                                     ---------------------------
                                                     By:
                           Its:_______________________



                                                     "Executive"

                                                     /s/Klaus Bartak
                                                     ---------------------------
                                                     Klaus Bartak

                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of October 20, 1999, by and between RBID.com, Inc., a Florida corporation (the "Company"), and Horst Danning, (the "Executive").

                                R E C I T A L S:
                                ----------------

         THEREFORE, In consideration of the above recitals and of the mutual promises and conditions in this Agreement, it is agreed as follows:

         A. The Company recognizes that the Executive's contributions to the growth and success of the Company has been substantial and desires to assure itself of Executive's continued service.

         B. The Board of Directors of the Company (the "Board") has determined that it is in the best interest of the Company and its stockholders to assure that the Company will have the continued dedication of the Executive.

         C. The Executive agrees to continue to serve as an executive employee of the Company in the capacity of President of Sales and Marketing.

                                A G R E E M E N T
                                -----------------

         NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

                  1. Term of Agreement. This Agreement shall commence on the date hereof and shall expire on the second (2nd) anniversary of the Effective Date hereof; provided, further, that this Agreement may be terminated prior to such second anniversary pursuant to the terms of this Agreement. Unless the Company or Executive gives written notice to the other party at least ninety
(90) days before the expiration of this Agreement, this Agreement's Employment Period shall be extended for an additional term of one (1) year. This Agreement's Employment Period shall include any automatic extensions pursuant to the preceding sentence.

                  2.       Terms of Employment.

                           (a)      Employment.  Subject to earlier  termination
as provided in this Agreement, the Company hereby agrees to continue the Executive in its employ as the Chairman of the Board and Chief Executive Officer for the period commencing on the Effective Date and ending upon the second anniversary of the Effective Date (the "Employment Period").

                           (b)      Termination.   The  Employment  Period  will
continue until the first to occur of: (i) the second anniversary of the Effective Date; (ii) Executive's death or Disability; (iii) Executive's resignation for Good Reason; (iv) termination of the Executive's employment by the Board for Cause; (v) termination of the Executive's employment for any reason whatsoever other than Cause.

                           (c)      Notice of  Termination.  Any  termination by
the Company for Cause or by Executive for Good Reason shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provisions so indicated.

                           (d)      Date of  Termination.  "Date of Termination"
shall mean the date specified in the Notice of Termination where required or in any other case upon ceasing to perform services to the Company; provided that if, within fifteen (15) days after any Notice of Termination, one party notified the other party that a dispute exists concerning the termination, the Date of Termination shall be the date finally determined to be the Date of Termination, either by mutual written agreement of the parties or by a binding and final arbitration award.

                           (e)      Duties During Employment Period.

                                    (1)  During  the  Employment   Period,   the
Executive's   position,   including  status,   offices,   titles  and  reporting
requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised or assigned at any time during the ninety (90)-day period immediately preceding the Effective Date.

                                    (2)  During  the  Employment   Period,   and
excluding any periods of illness or vacation to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and its Affiliates and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period, it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees as reasonably approved by the Board, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage Personal investments (not to exceed five percent [5%] of any Person), so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Executive's performance to this Company.

                  3. Benefits Upon Termination of Employment. Upon termination of the Employment Period for the reasons set forth below, Executive shall be entitled to the following benefits (and such benefits shall be Executive's sole remedy against the Company):

                           (a)      Expiration  of  Employment  Period,   Death,
Disability or Retirement. If the Employment Period terminates pursuant to clauses (i) or (ii) of paragraph 2(b) hereof, Executive's benefits shall be determined (as applicable) in accordance with the Company's retirement, survivor's benefits, insurance and other applicable programs and plans then in effect.

                           (b)      Termination  With Cause.  If the  Employment
Period terminates pursuant to clause (iv) of 2(b) hereof, the Company shall pay Executive his or her full Base Salary through the Date of Termination at the rate in effect on the Date of Termination, plus all other amounts to which Executive is entitled under any compensation plan of the Company at the time such payments are due.

                           (c)      Termination  Without Cause;  Resignation for
Good Reason. If the Employment  Period  terminates  pursuant to clauses (iii) or
(v) of paragraph 2(b) hereof, Executive shall be entitled to all of the benefits provided below:

                                    (1) The Company  shall pay  Executive his or
her full Base Salary through the Date of Termination at the rate in effect at the time Notice of Termination is given.

                                    (2) For a ninety  (90)-day period after such
termination, the Company will arrange to provide to Executive at the Company's expense with benefits under (or substantially similar to) the Company's medical plans in existence on the Date of Termination (including, if applicable, the Company's Executive Medical Program); provided further that benefits otherwise receivable by Executive pursuant to this clause (2) shall be reduced to the extent comparable benefits are actually received by Executive from any collateral source (i.e., personal insurance, other employment benefits, etc.) during such ninety (90)-day period, and any such benefits actually received by Executive shall be reported by Executive to the Company.

                                    (3) For a ninety  (90)-day period after such
termination, the Company will arrange to provide to Executive at the Company's expense with continued benefits under the Company's group life insurance plan in existence on the Date of Termination; provided that if the Company's insurers refuse to continue to provide coverage of Executive in the group plan at rates not in excess of twice the rate paid for Executive's coverage immediately prior to the Date of Termination, then in lieu of such continued group life insurance benefits, the Company shall pay Executive, in a lump sum on the Date of Termination, an amount equal to twice the rate paid for Executive's coverage immediately prior to the Date of Termination.

                                    (4) The Company and the Executive agree that
it will be difficult if not impossible to determine the amount of Executive's damages in the event of a material breach by the Company of its obligations hereunder, including a termination of the Executive other than for Cause, because of the difficulty of quantifying the value of Executive's opportunity to earn bonuses of common stock hereunder, as well as the value that such stock would have in the future. Therefore, Executive shall be entitled to receive as liquidated damages a one-time cash payment of $1,000,000.00, less any payroll taxes which are required to be withheld from such payment, which shall be in compensation for the Base Salary, benefits, and potential for stock bonuses.

                           (d)      Mitigation.  Executive shall not be required
to mitigate the amount of any payment provided for in this paragraph 3 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this paragraph 3 (except as expressly provided in clause (2) of paragraph 3(c) hereof) be reduced by any compensation or benefits received by Executive as the result of employment by another employer after the Date of Termination or otherwise.

                  4.       Base Salary.

         During the term of this Agreement, Company agrees to pay Executive a Base Salary of $250,000.00 per year. The Base Salary shall be payable in equal bi-weekly installments subject to all applicable withholdings and deductions. The Base Salary payable to Executive under this Agreement shall be subject to yearly increases at a rate of ten percent (10%) of the previous year's Base Salary. Notwithstanding the foregoing, the Executive shall not be entitled to any salary until such time as the Escrow under the Stock Purchase Agreement to which this Agreement is an Exhibit "E" shall have Closed, as defined by said agreement, or said agreement is terminated.

                  5.       Stock Options.

         In addition to the Base Salary provide for above, Company herewith grants to Executive a restricted stock option (the "RSO") to acquire shares of common stock of Company. The RSO shall be require Executive to pay the sum of One Dollar ($1.00) per share, which the Board of Directors of Company has determined to equal the fair market value of the common stock of Company on the date of this Agreement. The RSO is subject to substantial restrictions and risk of forfeiture as defined by Section 83 of the Internal Revenue Code of 1986, as amended. Executive shall only be able to exercise the RSO for a period of two
(2) years from the date of this Agreement. The RSO may be exercised by Executive in accordance with the following benchmarks: (i) When gross sales of Company reach $10,000,000 for any twelve (12) month period during the term of this Agreement, Executive may acquire 250,000 shares of Company's common stock; (ii) When gross sales of Company for any twelve month period during the term of this Agreement is greater than $50,000,000, but less than $100,000,000, Executive may acquire an additional 250,000 shares of Company's common stock; (iii) When gross sales for any twelve month period equals $100,000,000 or more, for any twelve month period during the term of this Agreement, Executive may acquire an additional 500,000 shares of Company's common stock. In no event shall the number of shares of Company common stock which Executive may acquire exceed One Million (1,000,000) shares. After Executive has obtained the right to acquire 1,000,000 shares of common stock of the Company, Executive shall have the right to acquire additional shares of common stock of Company. Executive shall have the right to acquire One Hundred Thousand (100,000) shares of Company common stock for each $50,000,000 in gross sales for any twelve month period during the term of this Agreement. The option price per share shall also be $1.00. To exercise the option granted Executive by Company, Executive shall serve written notice upon Company of the intent to exercise the option and shall tender payment to the Company at the time of the notice of exercise. In the event that Company shall not attain the gross receipts required in order for Executive to acquire the shares of common stock within the time periods set forth in this Agreement, the option granted Executive shall lapse, terminate and be of no further force or effect.

                  6.       Other Compensation

         During the term of this Agreement, Executive shall be entitled to receive all other benefits of employment generally available to other executive and managerial employees, including medical, dental, vision, and disability insurance benefits, and participation in Company's pension plan and profit-sharing plan, if any.

         Executive shall be entitled to a four (4) week paid vacation each year commencing on the date of this Agreement.

         During the term of this Agreement, Company shall furnish Executive with the total sum of $1,000.00 per month automobile and cellular telephone allowance.

         During  the  term  of  this   Agreement,   Company  shall   maintain  a
$1,000,000.00 annual term life insurance policy payable to the Executive's beneficiary designation.

                  7. Confidential Information. Executive acknowledges that the Trade Secrets obtained by him during the Employment Period and during his employment with the Company and its Affiliates prior to the Effective Date concern the business or affairs of the Company and its Affiliates. Therefore, Executive agrees that he will not disclose to any unauthorized Person or use for his own account any of such trade secrets without the Board's written consent, unless and to the extent that a Trade Secret becomes generally known to and available for use by the public other than as a result of Executive's acts or omissions to act. Executive agrees to deliver to Company at the termination of the Employment Period, or at any other time the Company may request, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company and its Affiliates which he may then possess or have under his Control. Disclosure or use by the Executive of such Trade Secrets shall not be precluded if such disclosure or use is in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof, or, if in the written opinion of counsel reasonably acceptable to the Company, is required by law or is necessary to establish rights under this Agreement. Notwithstanding the foregoing, the terms of this paragraph 7 shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."

                  8.       Inventions and Patents.

                           (a)      Executive   agrees   that  all   Inventions,
innovations or improvements of a proprietary nature in the Company's or any of its Affiliates' methods of conducting their business (including new contributions, improvements, ideas and discoveries, whether patentable or not) ("Inventions") conceived or made by him during his employment pursuant to this Agreement or prior employment with the Company belong to the Company. Executive will promptly disclose such Inventions, innovations or improvements to the Board and perform, at the sole cost and expense of the Company, all actions reasonably requested by the Board to establish and confirm such ownership by the Company. Notwithstanding the foregoing, the terms of this subparagraph 8(a) shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."

                           (b)      California Employee Patent Act Notification.
In accordance with ss.2872 of the California Employee Patent Act, West's Cal. Lab. Code ss.2870 et seq., Executive is hereby advised that subparagraph 8(a) does not apply to any invention, new development or method (and all copies and tangible embodiments thereof) made solely by Executive for which no equipment, facility, material, Trade Secrets or Inventions of the Company or its Affiliates was used and which was developed entirely on Executive's own time; provided, however, that subparagraph 8(a) shall apply if the invention, new development or method (i) relates to the Company's or any of its Affiliate's actual or demonstrably anticipated businesses or research and development, or (ii) results from any work performed by Executive for the Company or any of its Affiliates.

                  9.       Non-Solicitation.

                           (a)      Employees.  Executive agrees that during the
Employment Period and for one (1) year thereafter, he and all Persons under his Control will not knowingly, either directly or indirectly, for himself or for any other Persons (i) call on, solicit, or take away, or attempt to call on, solicit or take away any Person then employed by the Company and/or its Affiliates or (ii) employ any employee of the Company and/or its Affiliates who voluntarily terminates such employment until three (3) months have passed following termination of such employment. Notwithstanding the foregoing, the terms of this subparagraph 9(a) shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."

                           (b)      Customers.  Executive agrees that during the
Employment Period and for one (1) year thereafter, he and all Persons under his Control will not knowingly, directly or indirectly, for himself or for any other Person, call upon, solicit, or take away a Person who is then, or during the immediately preceding year was, a customer of the Company and/or its Affiliates, or encourage any customer to curtail its business with the Company and/or its Affiliates, or to attempt to do any of the foregoing. Notwithstanding the foregoing, the terms of this subparagraph 9(b) shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."

                           (c)      Non-Competition.   Executive   agrees   that
during his employment hereunder and for one (1) year thereafter, he and all Persons under his Control will not engage world-wide, directly or indirectly, for himself or for any other Person, in any business which competes with the business of the Company or its Affiliates as such business (including but not limited to, classifieds e-commerce, setting up and/or selling of malls, auction houses, supersites, internet service provider, or web design) exists up to (and including) the date on which this Agreement expires or is terminated.
Notwithstanding the foregoing, the terms of this subparagraph 9(c) shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."

                           (d)     Blue Pencil.  If, at the time of enforcement
of any provision of subparagraphs 9(a) or 9(b) above, a court holds that the restrictions stated therein are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances will be substantially for the stated period, scope or area.

                           (e)      Enforcement.  The parties  hereto  agree and
acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this paragraph 9; therefore, in the event of a breach by Executive of any of the provisions of this paragraph 9, the Company or its successors or assigns may in addition to other rights and remedies existing in its favor, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions hereof. In order to deter and punish any breach by Executive of this paragraph 9, the parties agree that in addition to any other rights and remedies that the Company may have in the event that Executive breaches paragraph 9, Executive shall pay to the Company the sum of One Million Dollars (U.S. $1,000,000.00) as a penalty.

                  10.      Successors and Assigns; Binding Agreement.

                           (a)      This  Agreement  shall not be  assignable by
the Company except pursuant to paragraph 10(b) below. This Agreement shall not be assignable by Executive during Executive's lifetime.

                           (b)      Upon a Change of Control,  the Company  will
require any successor (by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement in writing prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to terminate his employment with the Company for Good Reason.

                           (c)      This Agreement shall inure to the benefit of
and be enforceable, on the one hand, by the Company and its successors and assigns pursuant to paragraph 10(b) above and, on the other hand, by the Executive and Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee or other designee or, if there is no such designee, to Executive's estate.

                  11.  Withholding.  All payments to Executive  pursuant to this
Agreement shall be subject to all applicable federal, state and local withholding regulations determined by the Company's independent certified public accountants.

                  12. No Inconsistent Agreements. Any and all employment, severance or other similar agreements heretofore executed between the Company, on the one hand, and Executive, on the other, are hereby terminated.

                  13. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, sent by overnight courier (i.e., Federal Express) or mailed by first-class mail, return receipt requested, to the recipient at the address below indicated:

                                    To the Company:

                                    Rbid.com, Inc.
                                    24461 Ridge Route
                                    2nd Floor
                                    Laguna Hills, California 92663

                                    To Executive:

                                    Horst Danning
                                    c/o Terry Ickowitz, Esq.
                                    2049 Century Park East
                                    Suite 760
                                    Los Angeles, California 90067

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party. Any notices under this Agreement will be deemed to have been given when so personally delivered, one (1) day after being sent by overnight courier and five
(5) days after being mailed.

                  14. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. The parties agree that (i) the provisions of this Agreement shall be severable in the event that any of the provisions hereof are for any reason whatsoever invalid, void or otherwise unenforceable, (ii) such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable, and (iii) the remaining provisions shall remain enforceable to the fullest extent permitted by law.

                  15. Complete Agreement. This Agreement and those documents expressly referred to herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  16. Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                  17. Governing Law. All questions concerning the construction, validity and interpretation and enforcement of this Agreement will be governed by the internal law, and not the law of conflicts, of the State of California, and the exclusive jurisdiction and venue for any action arising out of or relating to this Agreement shall be the Federal and State courts in the State of California, County of Orange, and each party hereby submits itself to the jurisdiction of said courts.

                  18. Remedies. Except when expressly provided otherwise, each of the parties to this Agreement will be entitled to enforce his rights under this Agreement specifically, to recover damages by reason of any breach of any provisions of this Agreement and to exercise all other rights existing in his favor.

                  19. Amendments and Waivers; Third Party Beneficiaries. Any provision of this Agreement may be amended or waived only with the prior written consent of the Company and Executive. The failure of any party to insist, in any one (1) or more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.

                  20. Arbitration. Any dispute or controversy arising under or in connection with paragraph 2(d) of this Agreement shall be settled exclusively in arbitration in Orange County, California by and in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                  21.      Definitions.

                           "Affiliates"  shall mean, with respect to any Person,
another Person who Controls, or is Controlled by, or is under common Control with, such first Person. Notwithstanding the foregoing, an Affiliate of the Company shall be limited to Subsidiaries of the Company and to other Persons engaged in one or more of the same or any similar businesses as the Company and its Subsidiaries. Further, any Affiliate of a member of the Stockholder Group shall include such member's Family Group.

                           "Agreement" means this Employment Agreement.

                           "Base   Salary"   shall  mean   Executive's   regular
compensation before bonuses [commission] and fringe benefits.

                           "Board" means the Board of Directors of the Company.

                           "Cause" shall mean (1) the commission by Executive of
a felony, fraud, embezzlement or an act of serious moral turpitude which, in the good faith judgment of the Board, is likely to cause material harm to the customer relations, operations, business prospects or reputation of the Company or any of its Affiliates, provided that in the absence of a conviction or plea of nolo contendere, the Company will have the burden of proving the commission of such act by a preponderance of the evidence, (ii) the commission of any act by Executive constituting financial dishonesty against the Company or any of its Affiliates, provided that, in the absence of a conviction or plea of nolo contendere, the Company will have the burden of proving the commission of such act by a preponderance of the evidence, (iii) the repeated failure by Executive to follow the lawful directives of the Board with respect to a matter or matters within the control of the Executive, provided that, if such breach described in clause (iii) may be cured by Executive, he will, subject to the following proviso, be given written notice (a "default notice") of such breach and will be given an opportunity to cure such breach to the reasonable satisfaction of the Board within a reasonable period of time not to exceed thirty (30) days of receipt of such written notice (time being of the essence with respect thereto), and provided, further, that Executive will only be entitled to receive one (1) such default notice during any twelve (12) month period of employment hereunder; or (iv) the willful and material breach by Executive of the provisions of paragraphs 2(d)(i), 5, 6 and 7 hereof, provided that, if such breach described in this clause (iv) may be cured by Executive, he will, subject to the following proviso, be given a "default notice" of such breach and will be given an opportunity to cure such breach to the reasonable satisfaction of the Company Board within thirty (30) days of receipt of such written notice (time being of the essence with respect hereto), and provided, further, that Executive will only be entitled to receive one (1) such default notice during each twelve (12) month period of employment hereunder.

                           "Change of Control"  means (i) any event  (including,
without   limitation,   the  sale  or   issuance  of  capital   stock,   merger,
consolidation, recapitalization, or reorganization) which results in the Stockholder Group owning (either directly or indirectly through the ownership of Holding or any other Person) securities with less than a majority of the ordinary voting power of the Company or its successors or (ii) a sale of all, or substantially all, of the consolidated assets of the Company to any Person not Controlled by the Stockholder Group.

                           "Code"  means the Internal  Revenue Code of 1986,  as
amended.

                           "Company"  shall  have the  meaning  set forth in the
preamble to this Agreement.

                           "Control"  and  all   conjugations   thereof   (e.g.,
Controlled or Controlling) means the direct or indirect power or right to Control, direct or cause the direction of the management or policies of another Person, whether through the ownership of voting securities, by contract or otherwise.

                           "Date of  Termination"  shall  have the  meaning  set
forth in paragraph 2(d) of this Agreement.

                           "Disability"   shall  mean  a   physical   or  mental
Disability which shall cause the Executive to have failed to perform a substantial portion of the services required hereunder for a period of six (6) consecutive months or for a period of twelve (12) months during any twenty-four
(24)-month period; provided that the Company shall provide Executive with its written reasons which led the Board to believe that Executive had a Disability, or if a physician selected by the Company and Executive, after examining the Executive (and Executive agrees to submit to all such reasonable examinations), shall determine that the Executive has suffered a physical or mental Disability that will more likely than not prevent him from performing the services required hereunder for a period of six (6) consecutive months or for a period of twelve

(12) months during any twenty-four (24)-month period. In the event that the Board and the Executive cannot select an examining physician within ten (10) days after the Board advises Executive in writing that it believes a Disability has occurred, a physician shall be selected by the medical director of a hospital designated by the Company which is not affiliated with the Company. The determination of any physician hereunder shall be binding and conclusive on the parties, and the Board may not require Executive to submit to an examination within six (6) months after a previous examination wherein Executive was deemed not to have a Disability.

                           "Executive"  shall have the  meaning set forth in the
preamble to this Agreement.

                           "Executive   Medical  Program"  means  the  Company's
Executive Medical Program as in existence from time to time, whereby certain executives (which may not necessarily include the Executive) are reimbursed for the uninsured portion of substantially all of their medical expenses.

                           "Good Reason" shall mean, without Executive's express
written consent, the occurrence of any one (1) or more of the following:

                                    (1)  a   reduction   by   the   Company   of
Executive's salary as in effect on the date hereof or as the same shall be increased from time to time prior to the occurrence of a Change of Control;

                                    (2) a material  reduction  by the Company of
Executive's protection under the Company-paid medical (including, if applicable, the Company's Executive Medical Program) and group life insurance plans;

                                    (3) the Company  requiring  Executive  to be
based at a location in excess of the larger territory of twenty-five (25) miles from the location where Executive is based immediately prior to the Effective Date;

                                    (4)  any   violation   by  the   Company  of
paragraph 2(e)(1) hereof; or

                                    (5) any violation of paragraph 10(b) hereof.

Executive shall have the right to resign for Good Reason even if Executive is then suffering from a Disability.

                           "Inventions"  shall  have the  meaning  set  forth in
paragraph 8 of this Agreement.

                           "Notice of  Termination"  shall have the  meaning set
forth in paragraph  2(d) of this  Agreement.

                           "Person"  shall  mean and  include an  individual,  a
partnership, a joint venture, a corporation, a trust, an unincorporated organization and a governmental entity or any department or agency thereof.

                           "Subsidiary"  shall mean any Person which the Company
has the direct or indirect right to control, direct or cause direction of management and policies of, whether through the ownership of voting securities, by contrast or otherwise.

                           "Trade  Secrets"  means  any   information,   method,
program or compilation of information which is used in the Company's or any Affiliate's business and which is confidential and proprietary, including, but not limited to, all lists of past, present or prospective customers or suppliers of the Company and its Affiliates.

                  22. Interpretation. Unless clearly expressed to the contrary, the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same from time to time may be amended or supplemented and not any particular paragraph, subparagraph or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                                     "Company"


                                                     ---------------------------
                                                     By:
                           Its:_______________________



                                                     "Executive"

                                                     /s/Horst Danning
                                                     ---------------------------
                                                     Horst Danning

                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of November 1, 1999, by and between RBID.com, Inc., a Florida corporation (the "Company"), and Peter James Ferris, (the "Executive").

                                R E C I T A L S:
                                ----------------

         THEREFORE, In consideration of the above recitals and of the mutual promises and conditions in this Agreement, it is agreed as follows:

         A. The Company recognizes that the Executive's contributions to the growth and success of the Company has been substantial and desires to assure itself of Executive's continued service.

         B. The Board of Directors of the Company (the "Board") has determined that it is in the best interest of the Company and its stockholders to assure that the Company will have the continued dedication of the Executive.

         C. The Executive agrees to continue to serve as an executive employee of the Company in the capacity of President of Sales and Marketing.

                                A G R E E M E N T
                                -----------------

         NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

                  1. Term of Agreement. This Agreement shall commence on the date hereof and shall expire on the second (2nd) anniversary of the Effective Date hereof; provided, further, that this Agreement may be terminated prior to such second anniversary pursuant to the terms of this Agreement. Unless the Company or Executive gives written notice to the other party at least ninety
(90) days before the expiration of this Agreement, this Agreement's Employment Period shall be extended for an additional term of one (1) year. This Agreement's Employment Period shall include any automatic extensions pursuant to the preceding sentence.

                  2.       Terms of Employment.

                           (a)  Employment.  Subject to earlier  termination  as
provided in this Agreement, the Company hereby agrees to continue the Executive in its employ as the Founder and President of Sales and Marketing and Product Development for the period commencing on the Effective Date and ending upon the second anniversary of the Effective Date (the "Employment Period").

                           (b) Termination.  The Employment Period will continue
until the first to occur of: (i) the second  anniversary of the Effective  Date;
(ii) Executive's death or Disability; (iii) Executive's resignation for Good Reason; (iv) termination of the Executive's employment by the Board for Cause;
(v) termination of the Executive's employment for any reason whatsoever other than Cause.

                           (c) Notice of  Termination.  Any  termination  by the
Company for Cause or by Executive for Good Reason shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provisions so indicated.

                           (d) Date of Termination.  "Date of Termination" shall
mean the date specified in the Notice of Termination where required or in any other case upon ceasing to perform services to the Company; provided that if, within fifteen (15) days after any Notice of Termination, one party notified the other party that a dispute exists concerning the termination, the Date of Termination shall be the date finally determined to be the Date of Termination, either by mutual written agreement of the parties or by a binding and final arbitration award.

                           (e)      Duties During Employment Period.

                                    (1)  During  the  Employment   Period,   the
Executive's   position,   including  status,   offices,   titles  and  reporting
requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised or assigned at any time during the ninety (90)-day period immediately preceding the Effective Date.

                                    (2)  During  the  Employment   Period,   and
excluding any periods of illness or vacation to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and its Affiliates and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period, it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees as reasonably approved by the Board, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage Personal investments (not to exceed five percent [5%] of any Person), so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Executive's performance to this Company.

                  3. Benefits Upon Termination of Employment. Upon termination of the Employment Period for the reasons set forth below, Executive shall be entitled to the following benefits (and such benefits shall be Executive's sole remedy against the Company):

                           (a)   Expiration   of   Employment   Period,   Death,
Disability or Retirement. If the Employment Period terminates pursuant to clauses (i) or (ii) of paragraph 2(b) hereof, Executive's benefits shall be determined (as applicable) in accordance with the Company's retirement, survivor's benefits, insurance and other applicable programs and plans then in effect.

                           (b) Termination With Cause. If the Employment  Period
terminates pursuant to clause (iv) of 2(b) hereof, the Company shall pay Executive his or her full Base Salary through the Date of Termination at the rate in effect on the Date of Termination, plus all other amounts to which Executive is entitled under any compensation plan of the Company at the time such payments are due.

                           (c) Termination  Without Cause;  Resignation for Good
Reason. If the Employment Period terminates pursuant to clauses (iii) or (v) of paragraph 2(b) hereof, Executive shall be entitled to all of the benefits provided below:

                                    (1) The Company  shall pay  Executive his or
her full Base Salary through the Date of Termination at the rate in effect at the time Notice of Termination is given.

                                    (2) For a ninety  (90)-day period after such
termination, the Company will arrange to provide to Executive at the Company's expense with benefits under (or substantially similar to) the Company's medical plans in existence on the Date of Termination (including, if applicable, the Company's Executive Medical Program); provided further that benefits otherwise receivable by Executive pursuant to this clause (2) shall be reduced to the extent comparable benefits are actually received by Executive from any collateral source (i.e., personal insurance, other employment benefits, etc.) during such ninety (90)-day period, and any such benefits actually received by Executive shall be reported by Executive to the Company.

                                    (3) For a ninety  (90)-day period after such
termination, the Company will arrange to provide to Executive at the Company's expense with continued benefits under the Company's group life insurance plan in existence on the Date of Termination; provided that if the Company's insurers refuse to continue to provide coverage of Executive in the group plan at rates not in excess of twice the rate paid for Executive's coverage immediately prior to the Date of Termination, then in lieu of such continued group life insurance benefits, the Company shall pay Executive, in a lump sum on the Date of Termination, an amount equal to twice the rate paid for Executive's coverage immediately prior to the Date of Termination.

                                    (4) The Company and the Executive agree that
it will be difficult if not impossible to determine the amount of Executive's damages in the event of a material breach by the Company of its obligations hereunder, including a termination of the Executive other than for Cause, because of the difficulty of quantifying the value of Executive's opportunity to earn bonuses of common stock hereunder, as well as the value that such stock would have in the future. Therefore, Executive shall be entitled to receive as liquidated damages a one-time cash payment of $1,000,000.00, less any payroll taxes which are required to be withheld from such payment, which shall be in compensation for the Base Salary, benefits, and potential for stock bonuses.

                                    (d)  Mitigation.   Executive  shall  not  be
required to mitigate the amount of any payment provided for in this paragraph 3 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this paragraph 3 (except as expressly provided in clause (2) of paragraph 3(c) hereof) be reduced by any compensation or benefits received by Executive as the result of employment by another employer after the Date of Termination or otherwise.

                  4.       Base Salary.

         During the term of this Agreement, Company agrees to pay Executive a Base Salary of $250,000.00 per year. The Base Salary shall be payable in equal bi-weekly installments subject to all applicable withholdings and deductions. The Base Salary payable to Executive under this Agreement shall be subject to yearly increases at a rate of ten percent (10%) of the previous year's Base Salary. Notwithstanding the foregoing, the salary of Executive shall be $10,000 per month until such time as the Escrow under the Stock Purchase Agreement to which this Agreement is an Exhibit "D" shall have Closed, as defined by said agreement, or said agreement is terminated.

                  5.       Stock Options.

         In addition to the Base Salary provide for above, Company herewith grants to Executive a restricted stock option (the "RSO") to acquire shares of common stock of Company. The RSO shall be require Executive to pay the sum of One Dollar ($1.00) per share, which the Board of Directors of Company has determined to equal the fair market value of the common stock of Company on the date of this Agreement. The RSO is subject to substantial restrictions and risk of forfeiture as defined by Section 83 of the Internal Revenue Code of 1986, as amended. Executive shall only be able to exercise the RSO for a period of two
(2) years from the date of this Agreement. The RSO may be exercised by Executive in accordance with the following benchmarks: (i) When gross sales of Company reach $10,000,000 for any twelve (12) month period during the term of this Agreement, Executive may acquire 250,000 shares of Company's common stock; (ii) When gross sales of Company for any twelve month period during the term of this Agreement is greater than $50,000,000, but less than $100,000,000, Executive may acquire an additional 250,000 shares of Company's common stock; (iii) When gross sales for any twelve month period equals $100,000,000 or more, for any twelve month period during the term of this Agreement, Executive may acquire an additional 500,000 shares of Company's common stock. In no event shall the number of shares of Company common stock which Executive may acquire exceed One Million (1,000,000) shares. After Executive has obtained the right to acquire 1,000,000 shares of common stock of the Company, Executive shall have the right to acquire additional shares of common stock of Company. Executive shall have the right to acquire One Hundred Thousand (100,000) shares of Company common stock for each $50,000,000 in gross sales for any twelve month period during the term of this Agreement. The option price per share shall also be $1.00. To exercise the option granted Executive by Company, Executive shall serve written notice upon Company of the intent to exercise the option and shall tender payment to the Company at the time of the notice of exercise. In the event that Company shall not attain the gross receipts required in order for Executive to acquire the shares of common stock within the time periods set forth in this Agreement, the option granted Executive shall lapse, terminate and be of no further force or effect.

                  6.       Other Compensation

         During the term of this Agreement, Executive shall be entitled to receive all other benefits of employment generally available to other executive and managerial employees, including medical, dental, vision, and disability insurance benefits, and participation in Company's pension plan and profit-sharing plan, if any.

         Executive shall be entitled to a four (4) week paid vacation each year commencing on the date of this Agreement.

         During the term of this Agreement, Company shall furnish Executive with the total sum of $1,000.00 per month automobile and cellular telephone allowance.

         During  the  term  of  this   Agreement,   Company  shall   maintain  a
$1,000,000.00 annual term life insurance policy payable to the Executive's beneficiary designation.

                  7. Confidential Information. Executive acknowledges that the Trade Secrets obtained by him during the Employment Period and during his employment with the Company and its Affiliates prior to the Effective Date concern the business or affairs of the Company and its Affiliates. Therefore, Executive agrees that he will not disclose to any unauthorized Person or use for his own account any of such trade secrets without the Board's written consent, unless and to the extent that a Trade Secret becomes generally known to and available for use by the public other than as a result of Executive's acts or omissions to act. Executive agrees to deliver to Company at the termination of the Employment Period, or at any other time the Company may request, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company and its Affiliates which he may then possess or have under his Control. Disclosure or use by the Executive of such Trade Secrets shall not be precluded if such disclosure or use is in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof, or, if in the written opinion of counsel reasonably acceptable to the Company, is required by law or is necessary to establish rights under this Agreement. Notwithstanding the foregoing, the terms of this paragraph 7 shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."

                  8.       Inventions and Patents.

                                    (a)  Executive  agrees that all  Inventions,
innovations or improvements of a proprietary nature in the Company's or any of its Affiliates' methods of conducting their business (including new contributions, improvements, ideas and discoveries, whether patentable or not) ("Inventions") conceived or made by him during his employment pursuant to this Agreement or prior employment with the Company belong to the Company. Executive will promptly disclose such Inventions, innovations or improvements to the Board and perform, at the sole cost and expense of the Company, all actions reasonably requested by the Board to establish and confirm such ownership by the Company. Notwithstanding the foregoing, the terms of this subparagraph 8(a) shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."

                                    (b)   California    Employee    Patent   Act
Notification. In accordance with ss.2872 of the California Employee Patent Act, West's Cal. Lab. Code ss.2870 et seq., Executive is hereby advised that subparagraph 8(a) does not apply to any invention, new development or method (and all copies and tangible embodiments thereof) made solely by Executive for which no equipment, facility, material, Trade Secrets or Inventions of the Company or its Affiliates was used and which was developed entirely on Executive's own time; provided, however, that subparagraph 8(a) shall apply if the invention, new development or method (i) relates to the Company's or any of its Affiliate's actual or demonstrably anticipated businesses or research and development, or (ii) results from any work performed by Executive for the Company or any of its Affiliates.

                  9.       Non-Solicitation.

                                    (a) Employees.  Executive agrees that during
the Employment Period and for one (1) year thereafter, he and all Persons under his Control will not knowingly, either directly or indirectly, for himself or for any other Persons (i) call on, solicit, or take away, or attempt to call on, solicit or take away any Person then employed by the Company and/or its Affiliates or (ii) employ any employee of the Company and/or its Affiliates who voluntarily terminates such employment until three (3) months have passed following termination of such employment. Notwithstanding the foregoing, the terms of this subparagraph 9(a) shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."

                                    (b) Customers.  Executive agrees that during
the Employment Period and for one (1) year thereafter, he and all Persons under his Control will not knowingly, directly or indirectly, for himself or for any other Person, call upon, solicit, or take away a Person who is then, or during the immediately preceding year was, a customer of the Company and/or its Affiliates, or encourage any customer to curtail its business with the Company and/or its Affiliates, or to attempt to do any of the foregoing. Notwithstanding the foregoing, the terms of this subparagraph 9(b) shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."

                                    (c)  Non-Competition.  Executive agrees that
during his employment hereunder and for one (1) year thereafter, he and all Persons under his Control will not engage world-wide, directly or indirectly, for himself or for any other Person, in any business which competes with the business of the Company or its Affiliates as such business (including but not limited to, classifieds e-commerce, setting up and/or selling of malls, auction houses, supersites, internet service provider, or web design) exists up to (and including) the date on which this Agreement expires or is terminated.
Notwithstanding the foregoing, the terms of this subparagraph 9(c) shall not apply if Executive is terminated without Cause or resigns for Good Reason as defined in clause (5) of the definition of "Good Reason."


                                    (d)  Blue   Pencil.   If,  at  the  time  of
enforcement of any provision of subparagraphs 9(a) or 9(b) above, a court holds that the restrictions stated therein are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances will be substantially for the stated period, scope or area.

                                    (e)  Enforcement.  The parties  hereto agree
and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this paragraph 9; therefore, in the event of a breach by Executive of any of the provisions of this paragraph 9, the Company or its successors or assigns may in addition to other rights and remedies existing in its favor, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions hereof. In order to deter and punish any breach by Executive of this paragraph 9, the parties agree that in addition to any other rights and remedies that the Company may have in the event that Executive breaches paragraph 9, Executive shall pay to the Company the sum of One Million Dollars (U.S. $1,000,000.00) as a penalty.

                  10.      Successors and Assigns; Binding Agreement.

                                    (a) This  Agreement  shall not be assignable
by the Company except pursuant to paragraph 10(b) below. This Agreement shall not be assignable by Executive during Executive's lifetime.

                                    (b) Upon a Change of  Control,  the  Company
will require any successor (by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement in writing prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to terminate his employment with the Company for Good Reason.

                                    (c)  This  Agreement   shall  inure  to  the
benefit of and be enforceable, on the one hand, by the Company and its successors and assigns pursuant to paragraph 10(b) above and, on the other hand, by the Executive and Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee or other designee or, if there is no such designee, to Executive's estate.

                  11.  Withholding.  All payments to Executive  pursuant to this
Agreement shall be subject to all applicable federal, state and local withholding regulations determined by the Company's independent certified public accountants.

                  12. No Inconsistent Agreements. Any and all employment, severance or other similar agreements heretofore executed between the Company, on the one hand, and Executive, on the other, are hereby terminated.

                  13. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, sent by overnight courier (i.e., Federal Express) or mailed by first-class mail, return receipt requested, to the recipient at the address below indicated:

                                    To the Company:

                                    Rbid.com, Inc.
                                    24461 Ridge Route
                                    2nd Floor
                                    Laguna Hills, California 92663

                                    To Executive:

                                    Jim Ferras
                                    c/o Cadden, Fuller & Burkhalter LLP
                                    2010 Main Street
                                    Suite 960
                                    Irvine, California 92614

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party. Any notices under this Agreement will be deemed to have been given when so personally delivered, one (1) day after being sent by overnight courier and five
(5) days after being mailed.

                  14. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. The parties agree that (i) the provisions of this Agreement shall be severable in the event that any of the provisions hereof are for any reason whatsoever invalid, void or otherwise unenforceable, (ii) such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable, and (iii) the remaining provisions shall remain enforceable to the fullest extent permitted by law.

                  15. Complete Agreement. This Agreement and those documents expressly referred to herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  16. Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                  17. Governing Law. All questions concerning the construction, validity and interpretation and enforcement of this Agreement will be governed by the internal law, and not the law of conflicts, of the State of California, and the exclusive jurisdiction and venue for any action arising out of or relating to this Agreement shall be the Federal and State courts in the State of California, County of Orange, and each party hereby submits itself to the jurisdiction of said courts.

                  18. Remedies. Except when expressly provided otherwise, each of the parties to this Agreement will be entitled to enforce his rights under this Agreement specifically, to recover damages by reason of any breach of any provisions of this Agreement and to exercise all other rights existing in his favor.

                  19. Amendments and Waivers; Third Party Beneficiaries. Any provision of this Agreement may be amended or waived only with the prior written consent of the Company and Executive. The failure of any party to insist, in any one (1) or more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.

                  20. Arbitration. Any dispute or controversy arising under or in connection with paragraph 2(d) of this Agreement shall be settled exclusively in arbitration in Orange County, California by and in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                  21.  Definitions.

                       "Affiliates" shall mean, with respect to any Person, another Person who Controls, or is Controlled by, or is under common Control with, such first Person. Notwithstanding the foregoing, an Affiliate of the Company shall be limited to Subsidiaries of the Company and to other Persons engaged in one or more of the same or any similar businesses as the Company and its Subsidiaries. Further, any Affiliate of a member of the Stockholder Group shall include such member's Family Group.

                       "Agreement" means this Employment Agreement.

                       "Base Salary" shall mean Executive's regular compensation before bonuses [commission] and fringe benefits.

                       "Board" means the Board of Directors of the Company.

                       "Cause" shall mean (1) the commission by Executive of a felony, fraud, embezzlement or an act of serious moral turpitude which, in the good faith judgment of the Board, is likely to cause material harm to the customer relations, operations, business prospects or reputation of the Company or any of its Affiliates, provided that in the absence of a conviction or plea of nolo contendere, the Company will have the burden of proving the commission of such act by a preponderance of the evidence, (ii) the commission of any act by Executive constituting financial dishonesty against the Company or any of its Affiliates, provided that, in the absence of a conviction or plea of nolo contendere, the Company will have the burden of proving the commission of such act by a preponderance of the evidence, (iii) the repeated failure by Executive to follow the lawful directives of the Board with respect to a matter or matters within the control of the Executive, provided that, if such breach described in clause (iii) may be cured by Executive, he will, subject to the following proviso, be given written notice (a "default notice") of such breach and will be given an opportunity to cure such breach to the reasonable satisfaction of the Board within a reasonable period of time not to exceed thirty (30) days of receipt of such written notice (time being of the essence with respect thereto), and provided, further, that Executive will only be entitled to receive one (1) such default notice during any twelve (12) month period of employment hereunder; or (iv) the willful and material breach by Executive of the provisions of paragraphs 2(d)(i), 5, 6 and 7 hereof, provided that, if such breach described in this clause (iv) may be cured by Executive, he will, subject to the following proviso, be given a "default notice" of such breach and will be given an opportunity to cure such breach to the reasonable satisfaction of the Company Board within thirty (30) days of receipt of such written notice (time being of the essence with respect hereto), and provided, further, that Executive will only be entitled to receive one (1) such default notice during each twelve (12) month period of employment hereunder.

                           "Change of Control"  means (i) any event  (including,
without   limitation,   the  sale  or   issuance  of  capital   stock,   merger,
consolidation, recapitalization, or reorganization) which results in the Stockholder Group owning (either directly or indirectly through the ownership of Holding or any other Person) securities with less than a majority of the ordinary voting power of the Company or its successors or (ii) a sale of all, or substantially all, of the consolidated assets of the Company to any Person not Controlled by the Stockholder Group.

                           "Code"  means the Internal  Revenue Code of 1986,  as
amended.

                           "Company"  shall  have the  meaning  set forth in the
preamble to this Agreement.

                           "Control"  and  all   conjugations   thereof   (e.g.,
Controlled or Controlling) means the direct or indirect power or right to Control, direct or cause the direction of the management or policies of another Person, whether through the ownership of voting securities, by contract or otherwise.

                           "Date of  Termination"  shall  have the  meaning  set
forth in paragraph 2(d) of this Agreement.

                           "Disability"   shall  mean  a   physical   or  mental
Disability which shall cause the Executive to have failed to perform a substantial portion of the services required hereunder for a period of six (6) consecutive months or for a period of twelve (12) months during any twenty-four
(24)-month period; provided that the Company shall provide Executive with its written reasons which led the Board to believe that Executive had a Disability, or if a physician selected by the Company and Executive, after examining the Executive (and Executive agrees to submit to all such reasonable examinations), shall determine that the Executive has suffered a physical or mental Disability that will more likely than not prevent him from performing the services required hereunder for a period of six (6) consecutive months or for a period of twelve
(12) months during any twenty-four (24)-month period. In the event that the Board and the Executive cannot select an examining physician within ten (10) days after the Board advises Executive in writing that it believes a Disability has occurred, a physician shall be selected by the medical director of a hospital designated by the Company which is not affiliated with the Company. The determination of any physician hereunder shall be binding and conclusive on the parties, and the Board may not require Executive to submit to an examination within six (6) months after a previous examination wherein Executive was deemed not to have a Disability.

                           "Executive"  shall have the  meaning set forth in the
preamble to this Agreement.

                           "Executive   Medical  Program"  means  the  Company's
Executive Medical Program as in existence from time to time, whereby certain executives (which may not necessarily include the Executive) are reimbursed for the uninsured portion of substantially all of their medical expenses.

                           "Good Reason" shall mean, without Executive's express
written consent, the occurrence of any one (1) or more of the following:

                                    (1)     a   reduction   by  the  Company  of
Executive's salary as in effect on the date hereof or as the same shall be increased from time to time prior to the occurrence of a Change of Control;

                                    (2)     a material  reduction by the Company
of Executive's protection under the Company-paid medical (including, if applicable, the Company's Executive Medical Program) and group life insurance plans;

                                    (3)     the Company  requiring  Executive to
be based at a location in excess of the larger territory of twenty-five (25) miles from the location where Executive is based immediately prior to the Effective Date;

                                    (4)     any  violation  by  the  Company  of
paragraph 2(e)(1) hereof; or

                                    (5)     any  violation  of  paragraph  10(b)
hereof.

Executive shall have the right to resign for Good Reason even if Executive is then suffering from a Disability.

                           "Inventions"  shall  have the  meaning  set  forth in
paragraph 8 of this Agreement.

                           "Notice of  Termination"  shall have the  meaning set
forth in paragraph 2(d) of this Agreement.

                           "Person"  shall  mean and  include an  individual,  a
partnership, a joint venture, a corporation, a trust, an unincorporated organization and a governmental entity or any department or agency thereof.

                           "Subsidiary"  shall mean any Person which the Company
has the direct or indirect right to control, direct or cause direction of management and policies of, whether through the ownership of voting securities, by contrast or otherwise.

                           "Trade  Secrets"  means  any   information,   method,
program or compilation of information which is used in the Company's or any Affiliate's business and which is confidential and proprietary, including, but not limited to, all lists of past, present or prospective customers or suppliers of the Company and its Affiliates.

                  22. Interpretation. Unless clearly expressed to the contrary, the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same from time to time may be amended or supplemented and not any particular paragraph, subparagraph or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                                     "Company"


                                                     ---------------------------
                                                     By:

                           Its:_______________________



                                                     "Executive"

                              /s/Peter James Ferras
                             ---------------------------
                               Peter James Ferras

                                   EXHIBIT 8
                                   ---------

                           Subsidiaries of Registrant
                           --------------------------

             Secure America, Inc., a Delaware Corporation-Inactive

                Rway Corporation, a Delaware Corporation-Active